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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 17, 1995

                         MERRILL LYNCH MORTGAGE INVESTORS, INC.
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      (Exact name of registrant as specified in its governing instruments)

        Delaware                      33-97652                  13-3416059
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(State or other Jurisdiction      (Commission File           (I.R.S. Employer
   of Incorporation)                   Number)              Identification No.)


                             World Financial Center
                                   North Tower
                            New York, New York 10281
                    ----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 449-5849

                                                        Exhibit index appears on
                                                                          page 5
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                                  Page 1 of 20

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Item 5.  Other Events

     On or about November 29, the Registrant will cause the issuance and sale of approximately $643,600,375 initial principal amount of Mortgage Pass-Through Certificates, Series 1995-C3, Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class IO, Class E, Class F, Class G, Class R-I and Class R-II (collectively, the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of November 1, 1995, among the Registrant, Bankers Trust Company as master servicer, Criimi Mae Services Limited Partnership as special servicer and Union Bank as trustee.

     In connection with the sale of the Series 1995-C3, Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class IO Certificates (collectively, the "Underwritten Certificates"), the Registrant has been advised by Merrill Lynch, Pierce, Fenner & Smith Incorporated and First Union Capital Markets Corp. (together, the "Underwriters") that the Underwriters have, following the effective date of Registration Statement No. 33-97652, furnished to prospective investors on November 16, 1995 (i) a structural term sheet setting forth a brief written description of the Underwritten Certificates, (ii) a collateral term sheet setting forth certain information about the mortgage loans (the "Mortgage Loans") underlying the offering of the Underwritten Certificates and (iii) computational materials setting forth various yield calculations using different prepayment rates. The Underwriters subsequently furnished additional collateral term sheets setting forth certain information about the Mortgage Loans (the "Additional Collateral Term Sheets"). The Additional Collateral Term Sheets are being filed as an exhibit to this report.

     The Additional Collateral Term Sheets have been provided by the Underwriters. The information in the Additional Collateral Term Sheets is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

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Item 7.  Financial Statements and Exhibits

     (a) Financial Statements.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

                            Item 601(a) of Regulation
Exhibit Number                   S-K Exhibit No.              Description
--------------                   ---------------       -------------------------
     1                                99                 Additional Collateral
                                                              Term Sheets

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                          By:      /s/ Michael M. McGovern
                                                  ------------------------------
                                                   Name:  Michael M. McGovern
                                                   Title: Secretary and Director

Dated: November 21, 1995

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                                  EXHIBIT INDEX

                    Item 601(a) of
                    Regulation S-K                          Sequentially
Exhibit Number        Exhibit No.      Description          Numbered Page
--------------      --------------     -----------          -------------
     1                    99            Additional              Page 5
                                      Collateral Term
                                         Sheets